UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 18, 2023

Verb Technology Company, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-38834	90-1118043
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3401 North Thanksgiving Way, Suite 240
Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(855) 250-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	VERB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	VERBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 18, 2023, Verb Technology Company, Inc. (the “Company”) received a letter (“Letter”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company’s stockholders’ equity as reported in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 (the “Form 10-Q”), did not satisfy the continued listing requirement under Nasdaq Listing Rule 5550(b)(1), which requires that a listed company’s stockholders’ equity be at least $2,500,000 (the “Stockholders’ Equity Requirement”). As reported in its Form 10-Q, the Company’s stockholders’ equity as of June 30, 2023 was ($1,818,000). The Staff’s notice has no immediate impact on the listing of the Company’s common stock on Nasdaq.

In accordance with the Nasdaq Listing Rules, the Company has 45 calendar days, or until October 2, 2023, to submit a plan to regain compliance with the Stockholders’ Equity Requirement, which the Company plans to timely submit for the Staff’s consideration. If the plan is accepted, the Staff may grant the Company an extension period of up to 180 calendar days from the date of the deficiency notice to regain compliance.

There can be no assurance that the Staff will accept the Company’s plan to regain compliance with the Stockholders’ Equity Requirement, or, if accepted, that the Company will evidence compliance with the Stockholders’ Equity Requirement during any extension period that the Staff may grant. If the Staff does not accept the Company’s plan or if the Company is unable to regain compliance within any extension period granted by the Staff, the Staff may issue a delisting determination. The Company would at that time be entitled to request a hearing before a Nasdaq Hearings Panel to present its plan to regain compliance and to request an additional 180-period to regain compliance. The request for a hearing would stay any delisting action by the Staff.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 18, 2023, the Company held its Annual Meeting of Stockholders via live webcast at www.virtualshareholdermeeting.com/VERB2023. A total of 1,862,956 shares of common stock representing 43.43% of the aggregate shares outstanding and eligible to vote and constituting a quorum were represented virtually or by valid proxies at the annual meeting.

Messrs. Rory J. Cutaia, James P. Geiskopf, Kenneth S. Cragun, and Edmund C. Moy were each elected as directors of the Company to serve until the Company’s 2024 annual meeting of stockholders.

The stockholders ratified the appointment of Grassi & CO., CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The final voting results on these matters were as follows:

1. Election of Directors:

Name	Total Votes for Director	Total Votes Withheld from Director	Total Broker Non-Votes
Rory J. Cutaia	454,461	119,517	1,288,978
James P. Geiskopf	475,306	98,672	1,288,978
Kenneth S. Cragun	485,225	88,753	1,288,978
Edmund C. Moy	482,629	91,349	1,288,978

2. Ratification of appointment of Grassi & CO., CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

To ratify the selection of Grassi & CO., CPAs, P.C. as the Company’s independent registered public accounting firm.

Total Votes
For	1,763,578
Against	80,210
Abstain	19,168

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2023	Verb Technology Company, Inc.

	By:	/s/ Rory J. Cutaia
	Name:	Rory J. Cutaia
	Title:	President and Chief Executive Officer